                                                                   EXHIBIT 10.47

                              AMERICAN EAGLE GROUP
                        AMERICAN EAGLE INSURANCE COMPANY
                 FIRST THROUGH FIFTH GENERAL AVIATION LIABILITY
                      EXCESS OF LOSS REINSURANCE AGREEMENT


                              1996 RENEWAL FINAL PLACEMENT SLIP
                              ---------------------------------

COMPANY:                      AMERICAN EAGLE INSURANCE COMPANY
                              Texas corporation
                              and any company now or hereafter affiliated with American Eagle Group, Inc.

                                                          and/or

                              VIRGINIA SURETY COMPANY, INC.
                              an Illinois corporation
                              (as respects business underwritten by American Eagle Group, Inc., and any subsidiaries of American Eagle Group, Inc.)

                                                          and/or

                              REINSURANCE CORPORATION OF NEW YORK (THE)
                              a New York corporation
                              (as respects business underwritten by American Eagle Group, Inc., and any subsidiaries of American Eagle Group, Inc.)

                                                          and/or

                              ZURICH REINSURANCE CENTRE, INC.
                              a New York corporation
                              (as respects business underwritten by American Eagle Group, Inc., and any subsidiaries of American Eagle Group, Inc.)

                                                          and/or

                              TIG INSURANCE COMPANY
                              a California corporation
                              (as respects business underwritten by American Eagle Group, Inc., and any subsidiaries of American Eagle Group, Inc.)



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AMERICAN EAGLE INSURANCE COMPANY          1ST THROUGH 5TH AVIATION LIABILITY XOL




INCEPTION:                    12:01 a.m. Standard Time (as defined in the Company's policies),
                              July 1, 1992, as respects written and renewal business.


EFFECTIVE:                    Continuous and to take effect 12:01 a.m. standard time, July 1, 1996, as respects written and renewal business.

CANCELLATION:                 Any July 1 by either party via 90 days prior notice by certified or registered mail.

                              If at any time the Company or any Reinsurer loses the whole or part of its paid up capital, becomes insolvent, is placed in conservation, rehabilitation, or liquidation, or has a receiver appointed, or is acquired or controlled by, merged with, or reinsures its entire business with any other company or corporation, the other party will have the right to cancel this reinsurance by giving 90 days notice by certified or registered mail.

                              In the event of cancellation, the Company will have the option of terminating Reinsurers'
                              liability in force at cancellation date ("cut-off"), or of continuing Reinsurers'
                              liability ("run-off").

                              In the event the Company elects cut-off, and the Fourth and/or Fifth Layer for the current
                              Agreement year is not in a deficit position, any minimum premium provision for the Fourth and/or Fifth Layer will be reduced by 40%.

                              In the event the Company elects run-off, Reinsurers' liability will continue until the first anniversary date following cancellation, but in no event will Reinsurers' liability continue for more than 12 months plus odd time, not to exceed 18 months in all.  Premium to Reinsurers for the run-off period calculated at the rates applicable at cancellation date, applied to the GNEP developed during the run-off period on risks protected hereunder.
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AMERICAN EAGLE INSURANCE COMPANY         1ST THROUGH 5TH AVIATION LIABILITY XOL



                              Regardless of the cancellation option elected by the Company, coverage to continue:

                              1.      As respects any policy the Company is unable to cancel due to regulatory action, until the Company is able to cancel or non-renew said policy.

                              2.      As respects aggregate coverage provided by this Agreement, until the next normal anniversary or renewal date of the policies following cancellation date of this
                                      Agreement.

BUSINESS
COVERED:                      All business classified by the Company as General Aviation Liability


EXCLUSIONS:                   As attached.


TERRITORY:                    To follow the Company's policies.


LIMIT AND                     First Layer:
RETENTION:                    ------------

                              $500,000 each and every risk, each and every occurrence, excess of

                              $500,000 each and every risk, each and every occurrence, in turn excess of an annual aggregate deductible  of $5,000,000 or 9.09% GNEP, whichever is greater.

                              Second Layer:
                              -------------

                              $1,000,000 each and every risk, each and every occurrence, excess of

                              $1,000,000 each and every risk, each and every occurrence, in turn excess of an annual aggregate deductible of $2,000,000 or 3.64% of GNEP, whichever is greater.



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AMERICAN EAGLE INSURANCE COMPANY          1ST THROUGH 5TH AVIATION LIABILITY XOL



                              Third Layer:
                              ------------

                              $3,000,000 each and every risk, each and every occurrence, excess of

                              $2,000,000 each and every risk, each and every occurrence, in turn excess of

                              an annual agregate deductible of $3,000,000 or 5.45% of GNEP, whichever is greater.

                              Fourth Layer:
                              -------------

                              $5,000,000 each and every risk, each and every occurrence, excess of

                              $5,000,000 each and every risk, each and every occurrence.

                              Fifth Layer:
                              ------------

                              $10,000,000 each and every risk, each and every occurrence, excess of

                              $10,000,000 each and every risk, each and every occurrence.

                              Applying to All Layers
                              ----------------------

                              The definition of "occurrence" will follow the Company's policy.

                              Reinsurers' limit and Company's retention to apply on an aggregate loss basis where the
                              Company's policies provide such aggregate limits for the hazards of Products and Completed
                              Operations only.

                              Company will be the sole judge of what constitutes one risk.  Any such determination shall be made by the Company with utmost good faith, giving due consideration to the interest of the Company and the Reinsurers.


LOSS                          Prorated in proportion to each party's share of loss and in addition to
EXPENSE:                      limit hereof except where the Company's policy includes all loss expenses within the policy limits.



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AMERICAN EAGLE INSURANCE COMPANY          1ST THROUGH 5TH AVIATION LIABILITY XOL




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
WARRANTY:                     No more than [BLACKOUT] helicopters in total, to be subject to this Agreement, or so deemed.


REIN-                         First Layer:
STATEMENT:                    ------------

                              Unlimited free reinstatements.  However, helicopter losses will be limited to [BLACKOUT]
                              or [BLACKOUT] of GNEP whichever the greater for each Agreement Year.

                              Second Layer:
                              -------------

                              Unlimited free reinstatements.  However, helicopter losses will be limited to [BLACKOUT]
                              or [BLACKOUT] of GNEP whichever the greater for each Agreement Year.

                              Third Layer:
                              ------------

                              Seven full, free, annual reinstatements.

                              Fourth Layer:
                              -------------

                              Two full annual reinstatements, each at additional premium, [BLACKOUT] as to time, pro rata as to amount.

                              Fifth Layer:
                              ------------

                              Two full annual reinstatements, each at additional premium, [BLACKOUT] as to time, pro rata as to amount.


PREMIUM,                      First Layer:
REPORTS, AND                  ------------
REMITTANCES:
                              Retrospectively rated (three-year blocks):

                              1.     Annual Deposit Premium:  [BLACKOUT] payable in equal installments of [BLACKOUT]
                                     quarterly in arrears.



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AMERICAN EAGLE INSURANCE COMPANY         1ST THROUGH 5TH AVIATION LIABILITY XOL





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
                              2.     Ceding Commission:  [BLACKOUT] of deposit premium only (no ceding commission to be taken or returned on retrospective premium adjustment).

                              3.     Retrospective Premium Adjustment:  Ultimate reinsurance
                                     premium to be based on the sum of the incurred losses
                                     multiplied by [BLACKOUT], subject, however, to the following:

                                              Provisional Rate:     [BLACKOUT] of GNEP

                                              Minimum Rate:         [BLACKOUT] of GNEP

                                              Maximum Rate:         [BLACKOUT] of GNEP



                              4.     This is the third year of a three-year retrospective rating block which incepted
                                     July 1, 1994, with cumulative interim adjustments annually beginning July 1, 1995, for the first Agreement Year, and annually thereafter until all losses for the three-year block are closed.  However, there shall be no return premium due (i.e., no adjustment of premium below the provisional rate) prior to 48 months from the inception of each three-year block.

                              5.     Retrospective adjustments to be made within 60 days after the end of each Agreement year, and recalculated annually thereafter until all losses are settled.


                              Second Layer:
                              -------------

                              Retrospectively rated (three-year blocks):

                              1.     Annual Deposit Premium:  [BLACKOUT] payable in equal installments of [BLACKOUT]
                                     quarterly in arrears.
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AMERICAN EAGLE INSURANCE COMPANY         1ST THROUGH 5TH AVIATION LIABILITY XOL




                              2.     Retrospective Premium Adjustment:  Ultimate reinsurance
                                     premium to be based on the sum of the incurred losses
                                     multiplied by [BLACKOUT]; subject, however, to the following:

                                              Provisional Rate:     [BLACKOUT] of GNEP

                                              Minimum Rate:         [BLACKOUT] of GNEP

                                              Maximum Rate:         [BLACKOUT] of GNEP

                              3.     This is the third year of a three-year retrospective rating block which incepted
                                     July 1, 1994, with cumulative interim adjustments annually beginning July 1, 1995, for the first Agreement Year, and annually thereafter until all losses for the three-year block are closed.  However, there shall be no return premium due (i.e., no adjustment of premium below the provisional rate) prior to 48 months from the inception of each three-year block.

                              4.     Retrospective adjustments to be made within 60 days after the end of each Agreement year, and recalculated annually thereafter until all losses are settled.

                              Third Layer:
                              ------------

                              Retrospectively rated (three year-block):

                              1.     Annual Minimum and Deposit Premium:  [BLACKOUT], payable in equal installments of
                                     [BLACKOUT] quarterly in arrears.

                              2.     Retrospective Premium Adjustment:  Ultimate reinsurance premium to be based on the sum of the incurred losses multiplied by [BLACKOUT]; subject, however, to the following:

                                              Provisional Rate:     [BLACKOUT] of GNEP

                                              Minimum Rate:         [BLACKOUT] of GNEP

                                              Maximum Rate:         [BLACKOUT] of GNEP


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AMERICAN EAGLE INSURANCE COMPANY          1ST THROUGH 5TH AVIATION LIABILITY XOL



                              3.     This is the third year of a three-year retrospective rating block which incepted
                                     July 1, 1994, with cumulative interim adjustments annually beginning July 1, 1995, for the first Agreement Year, and annually thereafter until all losses for the three-year block are closed.  However, there shall be no return premium due (i.e., no adjustment of premium below the provisional rate) prior to 48 months from the inception of each three-year block.

                              4.     Retrospective adjustments to be made within 60 days after the end of each Agreement year, and recalculated annually thereafter until all losses are settled.


                              Fourth Layer:
                              -------------

                              1.     Minimum and Deposit Premium for the Agreement Year beginning July 1, 1996:
                                     [BLACKOUT] payable in six equal installments of [BLACKOUT] at July 1, 1996, October
                                     1, 1996, January 1, 1997, April 1, 1997, July 1, 1997, and October 1, 1997.
                                     Minimum and deposit premiums for subsequent Agreement Years are to be determined.

                              2.     Rate:  [BLACKOUT] of GNEP.

                              3.     First adjustment due within 150 days after the end of each Agreement year, and adjusted at each July 1 thereafter, until all premiums are earned.

                              4.     In the event of a total paid loss to this layer, the full deposit premium will immediately become due and payable.


                              Fifth Layer:
                              ------------

                              1.     Minimum and Deposit Premium for the Agreement year beginning July 1, 1996:
                                     [BLACKOUT] payable in four equal installments of [BLACKOUT] at July 1, 1996,
                                     October 1, 1996, January 1, 1997, and April 1, 1997.  Minimum and deposit premiums for subsequent agreement years are to be determined.



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AMERICAN EAGLE INSURANCE COMPANY         1ST THROUGH 5TH AVIATION LIABILITY XOL




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
                              2.     Rate:  [BLACKOUT] of GNEP.

                              3.     First adjustment due within 60 days after the end of each Agreement year, and adjusted annually thereafter, until all premiums are earned.

                              All Layers:
                              -----------

                              Quarterly reports of information required by reinsurers for completion of their NAIC statements.


DEFINITION                    "Agreement year" will be each 12-month period beginning each
OF                            July 1, and will include all premiums earned and losses incurred
AGREEMENT                     arising from written and renewal policies taking effect during the
YEAR                          Agreement year in question.


OTHER                         Company permitted to purchase facultative and other treaty
REINSURANCE:                  reinsurance and to deduct the premium thereof if it inures to the benefit of this Agreement.  Company permitted to carry contingency reinsurance, recoveries under which will inure to its sole benefit.


FUNDING:                      Letters of Credit and/or Trust Agreements required from unauthorized Reinsurers for outstanding losses and expenses, recoverables, and  IBNR.


AGENCY:                       For all purposes of this Agreement, the reinsured company that is set forth first in the
                              "COMPANY" section of this Placement Slip will be deemed the agent of all other reinsured companies referenced in said section.  In no event, however, will any reinsured company be deemed the agent of another with respect to the terms of the Insolvency Article.



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AMERICAN EAGLE INSURANCE COMPANY          1ST THROUGH 5TH AVIATION LIABILITY XOL


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
ORIGINAL                      The liability of the Reinsurers under each and every policy covered
CONDITIONS                    under this Agreement will be subject in all respects to the same
AND LIABILITY                 interpretations, terms, conditions, waivers, modifications, alterations,
OF REINSURERS:                and cancellations as the respective policies of the Company to which this Agreement relates.

                              The Company will be the sole judge as to what will constitute a claim or loss covered under the Company's policy and as to the Company's liability thereunder, and will at its sole discretion adjust, settle, or compromise all claims and losses.  All such adjustments, settlements, and compromises will be binding on the Reinsurers in proportion to their participation, provided they are within the terms and conditions of this
                              Agreement.  Ex Gratia payments made by the Company will be included in this Agreement subject to the approval of the Lead Reinsurer.

                              While the Reinsurers do not have the duty to investigate or defend claims or suits, they will nevertheless have the right and the opportunity, with the full cooperation of the
                              Company, to associate with the Company at the Reinsurers' expense in the defense of any claim, suit, or proceeding that is likely to involve this Agreement.


OTHER                         Access to Records Clause
PROVISIONS:                   Amendments Clause
                              Aon Re Inc. Intermediary Clause
                              Arbitration Clause
                              Aviation Grounding Liability Clause (1988 Amendment)
                              Currency Clause (U.S. Dollars)
                              Entire Agreement Clause
                              Extra Contractual Obligations (90%) Clause
                              Excess of Policy Limits (90%) Clause
                              Delays, Errors, or Omissions Clause
                              Insolvency Clause (as attached)
                              Loss and Loss Expense Clause  (including the Company's own costs and legal expenses incurred in direct connection with costs of declaratory judgment actions)
                              Net Retained Liability Clause
                              Loss Notices and Settlements Clause
                              Offset Clause (domestic reinsurers only)
                              Service of Suit Clause
                              Taxes/FET Clauses


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AMERICAN EAGLE INSURANCE COMPANY         1ST THROUGH 5TH AVIATION LIABILITY XOL



ESTIMATED
SUBJECT
GNEP:                         [BLACKOUT]  (Liability only)

          *       *       *       *       *       *       *       *



In accordance with your instructions, we have placed reinsurance with the Reinsurers listed hereon, subject to the terms and conditions hereinabove stated. We ask that you promptly advise us if the terms, conditions, or Reinsurers vary in any respect from your instructions. Aon Re Inc. will not be responsible for the financial or other obligations of any Reinsurer. Should you desire financial information regarding the Reinsurers listed hereon, please contact us and we will furnish it.

The Reinsurers' obligations under this Agreement are several and not joint and are limited solely to the extent of their individual participation. The Reinsurers are not responsible for the participation of any co-subscribing Reinsurer that for any reason does not satisfy all or part of its obligations.


                                                            First      Second        Third        Fourth       Fifth
     Reinsured with:                                        Layer       Layer        Layer        Layer        Layer
                                                            -----      ------        -----        ------       -----
DOMESTIC COMPANIES
Chartwell Reinsurance Company              {41-1353943}                      [BLACKOUT]
Through F & G Re Inc.
      United States Fidelity and
         Guaranty Company                  {52-0515280}                      [BLACKOUT]
Security Insurance Company of Hartford     {06-0529570}                      [BLACKOUT]
Signet Star Reinsurance Company            {47-0574325}                      [BLACKOUT]
Transatlantic Reinsurance Company          {13-5616275}                      [BLACKOUT]
USF Re Insurance Company                   {04-1590940}                      [BLACKOUT]
Zurich Reinsurance Centre, Inc.            {06-1325038}                      [BLACKOUT]

      TOTAL DOMESTIC COMPANIES                                               [BLACKOUT]



Assuming that you find everything in order, please indicate your acceptance and approval by signing and returning this Final Placement Slip to Aon Re Inc., 201 California Street, Suite 900, San Francisco, California 94111.

ACCEPTED AND
APPROVED BY:  /s/  PHILIP GUTHRIE                DATED:      8/9/96
             ---------------------------------          -----------------



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AMERICAN EAGLE INSURANCE COMPANY         1ST THROUGH 5TH AVIATION LIABILITY XOL




                                 EXCLUSION LIST



No reinsurance indemnity will be afforded under this Agreement for:

         A. Aircraft policies covering aircraft with more than 40 passenger seats, operated by the policy named insured for the commercial transportation of passengers.

         B.      Satellite Business.

         C. Assumed treaty reinsurance, except as respects intracompany reinsurance, and not to exclude business assumed from another insurer where said insurer's policy is issued in place of the Company's because of licensing or rating reasons.

         D.      Residual Value Insurance.

         E.      Unearned Premium Insurance, written as such.

         F.      Burning Cost Insurance and Profit Commissions.

         G.      Financial Guarantee.

         H.      Errors and Omissions Insurance, written as such.

         I.      Directors' and Officers' Liability.

         J. Seepage and Pollution, per Clause AVN46B or its equivalent. Nevertheless, for the purposes of this Agreement, it is agreed that in respect of Aviation fueling, defueling, refueling, and products legal liability policies, paragraph 1(b) of Clause AVN46B or its equivalent is amended to read "Pollution and contamination of any kind whatsoever other than pollution and contamination of a product or products sold or supplied."

         K.      Hot Air Balloon Liability.



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AMERICAN EAGLE INSURANCE COMPANY         1ST THROUGH 5TH AVIATION LIABILITY XOL




Notwithstanding the foregoing, any Exclusion (other than Exclusions A, C, and
J) will not apply when the operations or exposures outlined in those exclusions are, in the Company's opinion, only incidental to and a comparatively small part of the original insured's major activities or total operations not to exceed 15% of the original policy premium. Furthermore, should the judicial entity having legal jurisdiction invalidate any exclusion of the Company's policy, any amount of loss for which the Company would not be liable except for such invalidation shall not be subject to any of the Exclusions of this Agreement.

Should the Company, by reason of an inadvertent act, error, or omission, be bound to afford coverage excluded hereunder, or should an existing insured extend its operations to include coverage excluded hereunder, the Reinsurers will waive the exclusion(s) with the exception of A, C, and J. The duration of said waiver will not extend beyond the time that notice of such coverage has been received by the responsible underwriting authority of the Company plus 60 days thereafter.

The Company may submit to the Reinsurers, for special acceptance hereunder, business not covered by this Agreement. If said business is accepted by the Reinsurers, it will be subject to the terms of this agreement, except as such terms are modified by such acceptance. Any special acceptance business covered under the reinsurance Agreement being replaced by this Agreement will be automatically covered hereunder. Further, should Reinsurers become a party to this Agreement subsequent to the acceptance of any business not normally covered hereunder, they will automatically accept same as being a part of this Agreement.



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AMERICAN EAGLE INSURANCE COMPANY         1ST THROUGH 5TH AVIATION LIABILITY XOL


                                   INSOLVENCY

In the event of the insolvency of the Company, this reinsurance will be payable on demand, with reasonable provision for verification, on the basis of claims allowed against the insolvent Company by any court of competent jurisdiction or by any liquidator, receiver, or statutory successor of the Company having authority to allow such claims, without diminution because of such insolvency or because such liquidator, receiver, or statutory successor has failed to pay all or a portion of any claims. Such payments by the Reinsurers will be made directly to the Company or its liquidator, receiver, or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except
(a) where the Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company, or (b) the Reinsurers with the consent of the direct insured or insureds have assumed such policy obligations of the Company as direct obligations of the Reinsurers to the payees under such policies and in substitution for the obligations of the Company to such payees.

It is agreed, however, that the liquidator, receiver, or statutory successor of the insolvent Company will give written notice to the Reinsurers of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurers within a reasonable time after which claim is filed in the insolvency proceeding, and that during the pendency of such claim, the Reinsurers may investigate such claim and interpose, at their own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that they may deem available to the Company or its liquidator, receiver, or statutory successor. The expense, thus incurred by the Reinsurers will be chargeable, subject to the approval of the court, against the Company as part of the expense of liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurers. Where two or more Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the insolvent Company.

This Article will apply severally to each Company named in the Preamble to this Agreement. Notwithstanding the foregoing, the American Eagle Insurance Company (hereinafter called "AEIC") has entered into agreements with The Reinsurance Corporation of New York (hereinafter called "RECO") and Zurich Reinsurance Centre (hereinafter called "ZRC") where the AEIC will attach Assumption of Liability Endorsements to certain policies within the scope of this Agreement, under which RECO or ZRC will assume the direct policy obligations of the AEIC to certain insureds (as payees of RECO or ZRC) upon the AEIC's insolvency. In such event, RECO or ZRC, as the case may be, is considered the payee of the Reinsurers under this Agreement and payment to RECO or ZRC under this Agreement will extinguish the Reinsurers' liability hereunder to the extent of such payment. In no event will the Reinsurers be subject to multiple liability for any loss or expense payable under this Agreement. Any amount paid by the Reinsurers to RECO or ZRC will be deemed as payment by the Reinsurers under this Agreement and will not be recoverable from the Reinsurers under this Agreement by the AEIC or its liquidator, receiver, or statutory successor.




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